Exhibit 21.1

Subsidiaries of Focus Media Holding Limited

The following table sets forth information concerning our direct subsidiaries off-shore:

Subsidiary	Place of Incorporation	Percentage of Ownership
Advantage Way Limited	BVI	100%
Appreciate Capital Limited	BVI	70%
Bestwin Partners Limited	BVI	100%
Better Off Investments Limited	BVI	100%
Brilliant Top Investment Limited	BVI	100%
Capital Beyond Limited	BVI	100%
Crownsky Limited	BVI	100%
Directwealth Holdings Limited	BVI	100%
Dotad Media Holdings Limited	BVI	100%
First Star Investment Limited	BVI	100%
Focus Media (China) Holding Limited	Hong Kong	100%
Focus Media Changsha Holding Limited	BVI	100%
Focus Media Dalian Holding Limited	BVI	100%
Focus Media Tianjin Limited	BVI	80%
Focus Media Qingdao Holding Limited	BVI	100%
Fully Ascend Limited	BVI	100%
Glomedia Holdings Limited	BVI	100%
Hua Kuang Advertising Company Limited	Hong Kong	100%
Infoachieve Limited	BVI	100%
Luck Trillion Limited	BVI	100%
One Capital Investment Limited	BVI	100%
Perfect Media Holding Limited	BVI	100%
Plentiworth Investment Limited	BVI	100%
Richcrest Pacific Limited	BVI	100%
Securacom Limited	BVI	100%
Sky Max Global Limited	BVI	100%
Sorfari Holdings Limited	BVI	100%
Target Media Holdings Limited	Cayman	100%
Wealthstar Holdings Limited	BVI	100%

Subsidiaries of Focus Media Holding Limited

The following table sets forth information concerning our active subsidiaries in China:

Subsidiaries	Place of Incorporation	Shareholding
Chizhong Information Technology (Shanghai) Co., Ltd.	PRC	Focus Media (China) Holding Limited: 100%
Focus Media (China) Information Technology Co., Ltd.	PRC	Focus Media (China) Holding Limited: 100%
Focus Media Technology (Shanghai) Co., Ltd.	PRC	Focus Media (China) Holding Limited: 100%
Focus Media Digital Information Technology (Shanghai) Co., Ltd.	PRC	Focus Media Technology (Shanghai) Co., Ltd.: 90% Focus Media (China) Information Technology Co., Ltd.: 10%
Shanghai Focus Media Defeng Advertisement Co., Ltd.(1)	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Shanghai Yuanchi Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Focus Media Culture Communication Co., Ltd.	PRC	Shanghai Focus Media Defeng Advertisement Co., Ltd.: 100%
Shanghai Yuanchi Culture Communication Co., Ltd.	PRC	Shanghai Yuanchi Advertisement Co., Ltd.: 100%
Beijing Focus Media Wireless Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Changsha Framedia Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Chongqing Geyang Focus Media Culture & Broadcasting Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%

Foshan Ruoqian Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Guizhou Focus Media Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Ha’erbin Focus Media Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Ha’erbin Jingshi Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Ha’erbin Xingaoduan Culture Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Hebei Focus Media Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 63% Hebei Life Fashion Advertisement Co., Ltd.: 37% (unrelated third party)
Huichun Focus Media Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 85% Jilin Tianzhifeng Communications Co., Ltd.: 15% (unrelated third party)
Jilin Focus Media Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 85% Jilin Tianzhifeng Communications Co., Ltd.: 15% (unrelated third party)
Jilin Guanghua Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 85% Jilin Tianzhifeng Communications Co., Ltd.: 15% (unrelated third party)
Jinan Framedia Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Lanzhou Focus Media Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Liaoning Framedia Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Ningbo Jiangdong Longdi Culture Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Qingdao Mubiao Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Shanghai Chizhong Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Shanghai Dahan Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Shanghai On-Target Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Shanghai Focus Media Jingshi Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Shanghai Framedia Advertising Development Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Shanghai Honghao Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Shanghai Jiefang Focus Media Advertisement & Communications Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 60% Shanghai Jiefang Media Investment Co., Ltd.: 15% (unrelated third party) Shanghai Yuxuan Enterprise Investment Management Co., Ltd: 25% (unrelated third party)
Shanghai Jingxuan Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Shanghai Lizhu Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Shanghai New Focus Media Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Shanghai New Structure Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Shanghai Zhiyi Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%

Shanghai Zhuosheng Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Shanxi Focus Media Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Shenyang Wanhai Qianzhou Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Shijiazhuang Framedia Zhonglian Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Sichuan Framedia Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Sichuan Focus Media Advertising Communications Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Suzhou Huayun Media Culture Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Taiyuan Framedia Juzhong Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Tianjin Focus Media Tongsheng Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Xiamen Hongxin Coastline Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Zhengzhou Focus Framedia Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Zhongshan Ruoqian Advertisement Co., Ltd.	PRC	Focus Media Digital Information Technology (Shanghai) Co., Ltd.: 100%
Shanghai OOH Advertisement Co., Ltd.	PRC	Hua Kuang Advertising Company Ltd.: 100%
Shanghai Chuanrui Advertisement Co., Ltd.	PRC	Shanghai OOH Advertisement Co., Ltd.: 100%
Beijing Chuanzhi OOH Advertisement Co., Ltd.	PRC	Shanghai OOH Advertisement Co., Ltd.: 100%
Shanghai Chuanxin Software Technology Co., Ltd.	PRC	Shanghai OOH Advertisement Co., Ltd.: 100%
Shanghai Chuanzhi Advertisement Co., Ltd.	PRC	Shanghai OOH Advertisement Co., Ltd.: 100%
Shanghai Ruili Advertisement Co., Ltd.	PRC	Shanghai OOH Advertisement Co., Ltd.: 100%
Nanjing Boxintong Culture & Communication Co., Ltd.	PRC	Shanghai Chuanrui Advertisement Co., Ltd.: 51% Chang Yao: 49% (unrelated third party)
Nanchang Yujin Chuanzhi Advertisement Co., Ltd.	PRC	Shanghai Chuanrui Advertisement Co., Ltd.: 51% Nanchang Heli Education Consulting Co., Ltd.: 49%
Qingdao Aohai Ruizhi Advertisement Co., Ltd.	PRC	Shanghai Chuanrui Advertisement Co., Ltd.: 51% Lewei Li: 16% (unrelated third party) Yong Han: 18% (unrelated third party) Deliang Ding: 15% (unrelated third party)
Suzhou Chuanri New Concept Co., Ltd.	PRC	Shanghai Chuanrui Advertisement Co., Ltd. : 51% Suzhou Industry Park New Concept Advertising Co., Ltd. : 24.99% (an unrelated third party) Suzhou Qihang Culture Communication Co., Ltd. :24.01% (an unrelated third party)

(1)	Shanghai Focus Media Defeng Advertisement Co., Ltd. controls Shanghai Enjoy Media Advertising & Broadcasting Co., Ltd., or Enjoy Media, a company incorporated in the PRC, through a series of contractual arrangements with Enjoy Media and July Lilin Wang, our financial controller and the 51% holder of Enjoy Media. 47% of Enjoy Media’s shares are held by Acer Jiawei Zhang and 2% of Enjoy Media’s shares are held by Lili Lu, who are unrelated third parties.

Subsidiaries of Focus Media Advertisement

The following table sets forth information concerning Shanghai Focus Media Advertisement Co., Ltd.’s active subsidiaries each of which are incorporated and operate in China:

Subsidiaries	Shareholding	Business Line
Beijing Yangshisanwei Advertisement Co., Ltd.	Focus Media Advertisement: 70% Shanghai Puyun Investment Management Co., Ltd.: 18% (unrelated third party) Yongmei Wang: 10% (unrelated third party) Qingyong Zhang: 2% (unrelated third party)	Movie theatre advertising business

Changsha Focus Media Shiji Advertisement Co., Ltd.	Focus Media Advertisement: 90% Jimmy Wei Yu: 10% (designated by us)	LCD advertising business (including in-store network)
Dalian Focus Media Advertising Co., Ltd.	Focus Media Advertisement: 90% Jimmy Wei Yu: 10% (designated by us)	LCD advertising business (including in-store network)
Fuzhou Focus Media Advertising Co., Ltd.	Focus Media Advertisement: 70% Fuzhou Mingzheng Culture & Communication Co., Ltd.: 30% (unrelated third party)	LCD advertising business (including in-store network)
Nanjing Focus Media Advertising Co., Ltd.	Focus Media Advertisement: 90% Biao Wang: 10% (unrelated third party)	LCD advertising business (including in-store network)
Qingdao Focus Media Advertisement Co., Ltd.	Focus Media Advertisement: 90% Jimmy Wei Yu: 10% (designated by us)	LCD advertising business (including in-store network)
Shanghai Zhenhao Advertisement Co., Ltd.	Focus Media Advertisement: 70% Shanghai Puyun Investment Management Co., Ltd.: 18% (unrelated third party) Yongmei Wang: 12% (unrelated third party)	Movie theatre advertising business
Suzhou Focus Media Communication and Advertisement Co., Ltd.	Focus Media Advertisement: 100%	LCD advertising business (including in-store network)
Xi’an Focus Media Advertising & Information Company Ltd.	Focus Media Advertisement: 70% Junrong Zhang: 30% (unrelated third party)	LCD advertising business (including in-store network)
Zhuhai Focus Media Culture and Communication Company Ltd.	Focus Media Advertisement: 90% Jimmy Wei Yu: 10% (designated by us)	LCD advertising business (including in-store network)
Dongguan Focus Media Advertisement & Communications Co., Ltd.	Focus Media Advertisement: 90% Focus Media Advertising Agency: 10%	LCD advertising business (including in-store network)
Hefei Fukesi Advertising Co., Ltd.	Focus Media Advertisement: 90% Focus Media Advertising Agency: 10%	LCD advertising business (including in-store network)
Jinan Focus Media Advertising Co., Ltd.	Focus Media Advertisement: 80% Focus Media Advertising Agency: 20%	LCD advertising business (including in-store network)
Shenyang Focus Media Advertising Co., Ltd.	Focus Media Advertisement: 70% Focus Media Advertising Agency: 30%	LCD advertising business (including in-store network)
Wuhan Geshi Focus Media Advertising Co., Ltd.	Focus Media Advertisement: 75% Focus Media Advertising Agency: 25%	LCD advertising business (including in-store network)
Xiamen Focus Media Advertising Company Ltd.	Focus Media Advertisement: 90% Focus Media Advertising Agency: 10%	LCD advertising business (including in-store network)
Yunnan Focus Media Co., Ltd.	Focus Media Advertisement: 89.5% Focus Media Advertising Agency: 10.5%	LCD advertising business (including in-store network)
Zhejiang Ruihong Focus Media Advertising Communications Co., Ltd.	Focus Media Advertisement: 80% Focus Media Advertising Agency: 20%	LCD advertising business (including in-store network)
Zhengzhou Focus Media Advertisement & Communications Co., Ltd.	Focus Media Advertisement: 85% Focus Media Advertising Agency: 15%	LCD advertising business (including in-store network)